Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

16)    Income Taxes

The current and deferred income tax expense (benefit) for the years ended December 31, 2023, and 2022 is as follows:

For the Years Ended December 31,
	2023	2022
Current expense (benefit):
Federal	$—	$—
State	—	—
Total current expense (benefit)	—	—
Deferred expense (benefit):
Federal	—	—
State	—	—
Total deferred expense (benefit)	—	—
Total income tax expense (benefit)	$—	$—

A reconciliation of the Company’s statutory income tax rate to the Company’s effective income tax rate is as follows:

	For the Years Ended December 31,
	2023	2022
Income at US statutory rate	21.00%	21.00%
State taxes, net of federal benefit	3.85%	1.56%
Change in Fair Value of Derivative Liability	6.66%	—%
Revaluation of Warrants	35.95%	—%
Warrant Issuance Costs	(7.34)%	—%
Loss on Issuance of Preferred Stock	(28.53)%	—%
Change in State Rate	11.25%	—%
Valuation allowance	(43.74)%	(23.98)%
Other	0.90%	1.42%
Effective income tax rate	0.00%	0.00%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2023, and December 31, 2022, are as follows:

	For the Years Ended December 31,
	2023	2022
Accruals	$221,841	$229,348
Intangible assets	(737,719)	(818,127)
Depreciation and amortization	7,458,252	7,379,214
Expenses not currently deductible	982,475	1,140,594
Net operating loss carryforwards	9,475,773	6,013,400
Interest expense limitation	251,023	226,588
Stock-based compensation	400,813	2,882,814
Valuation allowance	(18,052,458)	(17,053,830)
Total deferred tax asset (liability)	$—	$—

The valuation allowance recorded by the Company as of December 31, 2023, and 2022 resulted from the uncertainties of the future utilization of deferred tax assets relating primarily to net operating loss (“NOL”) carryforwards for federal and state income tax purposes. Realization of the NOL carryforwards is contingent on future taxable earnings. The deferred tax asset was reviewed for expected utilization using a “more likely than not” approach by assessing the available positive and negative evidence surrounding its recoverability. Accordingly, a full valuation allowance continues to be recorded against the Company’s deferred tax assets, as it was determined based upon past and projected future losses that it was “more likely than not” that the Company’s deferred tax assets would not be realized.  The cumulative valuation allowance as of December 31, 2023, is $18.1 million, which will be reduced if and when the Company determines that the deferred income tax assets are more likely than not to be realized.

As of December 31, 2023, the Company’s estimated aggregate total NOLs were $40.4 million for U.S. federal purposes with an indefinite life due to regulations set forth in the Tax Cuts and Jobs Act of 2017 (“TCJA”). The future utilization of the NOLs are limited to 80% of taxable income. The Company has not completed an IRC Section 382 analysis regarding the limitation of NOL carryforwards. As of December 31, 2023, the Company’s estimated State NOLs were $17.9 million.

The Company files its tax return’ in the U.S. federal jurisdiction, as well as in various state and local jurisdictions. The Company is not currently under audit in any taxing jurisdictions. The federal statute of limitations for audit consideration is 3 years from the filing date, and generally states implement a statute of limitations between 3 and 5 years.

The calculation of the Company’s tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which we operate or do business in. ASC 740 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits.

The Company records uncertain tax positions as liabilities in accordance with ASC 740 and adjust these liabilities when our judgment changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from our current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. As of December 31, 2023, the Company has not recorded any uncertain tax positions in its consolidated financial statements.

The Company recognizes interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying consolidated statement of operations. As of December 31, 2023, no accrued interest or penalties are included on the related tax liability line in the consolidated balance sheet.

Provision enacted in the TCJA related to the capitalization for tax purposes of research and experimental expenditures became effective on January 1, 2022. This provision requires us to capitalize research and experimental expenditures and amortize them on the U.S. tax return over five or fifteen years, depending on where the research is conducted. This provision is not expected to have a material impact on our calendar year 2023 effective tax rate on a net basis or our cash paid for taxes due to our net operating loss position.

On August 16, 2022, the Inflation Reduction Act of 2022 (“IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. Exceptions may apply, for example, if the repurchases are less than $1,000 or issued to employees. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. Management believes that this will not have a material impact on its financial statements.